Exhibit 99.1

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Net product sales and services revenue	$603,455	$620,027
License and royalty revenue	4,698	5,212

Net revenue	608,153	625,239
Cost of net revenue	316,168	314,881

Gross profit	291,985	310,358
Gross margin	48%	50%
Operating expenses:
Research and development	28,016	38,699
Selling, general and administrative	201,770	236,663
Impairment and (gain) loss on dispositions, net	34,792	—

Operating income	27,407	34,996
Interest and other income (expense), net	(47,701)	(44,878)

Loss from continuing operations before provision (benefit) for income taxes	(20,294)	(9,882)
Benefit for income taxes	(8,786)	(1,680)

Loss from continuing operations before equity earnings of unconsolidated entities, net of tax	(11,508)	(8,202)
Equity earnings of unconsolidated entities, net of tax	3,959	5,352

Loss from continuing operations	(7,549)	(2,850)
Income (loss) from discontinued operations, net of tax	216,777	(2,596)

Net income (loss)	209,228	(5,446)
Less: Net income attributable to non-controlling interests	88	108

Net income (loss) attributable to Alere Inc. and Subsidiaries	209,140	(5,554)
Preferred stock dividends	(5,250)	(5,250)

Net income (loss) available to common stockholders	$203,890	$(10,804)

Basic and diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Loss from continuing operations	$(0.15)	$(0.10)
Income (loss) from discontinued operations	2.57	(0.03)

Net income (loss) per common share	$2.42	$(0.13)

Weighted average shares—basic and diluted	84,338	82,387

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$414,495	$378,461
Restricted cash	37,406	37,571
Marketable securities	173	259
Accounts receivable, net	471,663	466,106
Inventories, net	374,973	365,165
Prepaid expenses and other current assets	140,538	244,986
Assets held for sale	—	315,515

Total current assets	1,439,248	1,808,063
PROPERTY, PLANT AND EQUIPMENT, NET	446,705	453,570
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,094,233	4,246,761
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	168,185	170,562

Total assets	$6,148,371	$6,678,956

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$100,371	$93,116
Liabilities related to assets held for sale	—	78,843
Other current liabilities	560,872	589,086

Total current liabilities	661,243	761,045

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	3,031,594	3,631,945
Deferred tax liabilities	245,863	214,639
Other long-term liabilities	138,090	161,582

Total long-term liabilities	3,415,547	4,008,166

TOTAL EQUITY	2,071,581	1,909,745

Total liabilities and equity	$6,148,371	$6,678,956

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Reconciliation to Non-GAAP Adjusted Operating Income(1)
Operating income	$27,407	$34,996
Adjustment related to acquired software license contracts	247	419
Amortization of acquisition-related intangible assets	50,693	58,960
Restructuring charges	4,270	4,398
Stock-based compensation expense	5,149	5,704
Compensation charges associated with acquisition-related contingent consideration obligations	606	422
Acquisition-related costs	51	321
Fair value adjustments to acquisition-related contingent consideration	(11,777)	1,300
Costs associated with potential business dispositions	3,731	2,960
Impairment and (gain) loss on dispositions, net	34,792	—

Non-GAAP adjusted operating income	$115,169	$109,480

	Three Months Ended March 31,
	2015	2014
Reconciliation to Non-GAAP Adjusted Net Income(1)
Net income (loss) available to common stockholders	$203,890	$(10,804)
Adjustment related to acquired software license contracts	247	419
Amortization of acquisition-related intangible assets	50,716	58,978
Restructuring charges	4,277	4,410
Stock-based compensation expense	5,149	5,704
Compensation charges associated with acquisition-related contingent consideration obligations	606	422
Acquisition-related costs	51	321
Fair value adjustments to acquisition-related contingent consideration	(11,777)	1,300
Costs associated with potential business dispositions	3,731	2,960
Impairment and (gain) loss on dispositions, net	34,792	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	364
Interest accretion associated with acquisition-related compensation charges	104	95
Amortization of acquisition-related intangible assets, restructuring, fair value adjustments to acquisition-related contingent consideration, and impairment, net of gain on divestiture—Discontinued operations, net of tax	(217,589)	5,534
Income tax effects on items above	(28,640)	(26,299)

Non-GAAP adjusted net income available to common stockholders	$45,921	$43,404

Net loss per diluted common share from continuing operations	$(0.15)	$(0.10)
Net income (loss) per diluted common share from discontinued operations	2.57	(0.03)

Net income (loss) per diluted common share	$2.42	$(0.13)

Non-GAAP adjusted net income per diluted common share from continuing operations	$0.53	$0.48
Non-GAAP adjusted net income (loss) per diluted common share from discontinued operations	(0.01)	0.03

Non-GAAP adjusted net income per diluted common share	$0.52	$0.51

Weighted average shares—diluted	84,338	82,387

Non-GAAP adjusted weighted average shares—diluted	99,281	97,346

(1)	In calculating "Non-GAAP adjusted operating income" and "Non-GAAP adjusted net income available to common stockholders", the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that "Non-GAAP adjusted operating income" and "Non-GAAP adjusted net income available to common stockholders" are not standard financial measurements under accounting principles generally accepted in the United States of America ("GAAP") and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, "Non-GAAP adjusted operating income" and "Non-GAAP adjusted net income available to common stockholders" presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues

(in thousands)

	Q1 2015	Q1 2014	% Change Q1 15 v. Q1 14
Professional diagnostics segment(1)
Cardiometabolic	$202,843	$213,963	-5%
Infectious disease	178,756	167,613	7%
Toxicology	148,756	155,533	-4%
Other (2)	51,132	60,616	-16%

Total professional diagnostics segment(1)(2)	581,487	597,725	-3%
Consumer diagnostics segment(1)	21,968	22,302	-1%
License and royalty revenue	4,698	5,212	-10%

Net revenue	$608,153	$625,239	-3%

(1)	Revenues have been reclassified for the impact of a change in segment reporting due to the divestiture of our health management business.

(2)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.2 million and $0.4 million related to acquired software license contracts which were not recognized during the three months ended March 31, 2015 and 2014, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended March 31, 2015
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Net revenue	$586,185	$21,968	$—	$608,153
Adjustment related to acquired software license contracts (1)	247	—	—	247

Non-GAAP adjusted net revenue	$586,432	$21,968	$—	$608,400

Operating income (loss)	$49,790	$2,204	$(24,587)	$27,407
Adjustment related to acquired software license contracts (1)	247	—	—	247
Amortization of acquisition-related intangible assets	50,645	9	39	50,693
Restructuring charges	4,235	—	35	4,270
Stock-based compensation expense	—	—	5,149	5,149
Compensation charges associated with acquisition-related contingent consideration obligations	606	—	—	606
Acquisition-related costs	—	—	51	51
Fair value adjustments to acquisition-related contingent consideration	(11,777)	—	—	(11,777)
Costs associated with potential business dispositions	3,580	151	—	3,731
Impairment and (gain) loss on dispositions, net	34,792	—	—	34,792

Non-GAAP adjusted operating income (loss)	$132,118	$2,364	$(19,313)	$115,169

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	22.5%	10.8%		18.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first quarter of 2015 due to business combination accounting rules.

	For the Three Months Ended March 31, 2014
Operating Segment	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Net revenue	$602,937	$22,302	$—	$625,239
Adjustment related to acquired software license contracts (1)	419	—	—	419

Non-GAAP adjusted net revenue	$603,356	$22,302	$—	$625,658

Operating income (loss)	$55,480	$698	$(21,182)	$34,996
Adjustment related to acquired software license contracts (1)	419	—	—	419
Amortization of acquisition-related intangible assets	58,671	289	—	58,960
Restructuring charges	4,303	—	95	4,398
Stock-based compensation expense	—	—	5,704	5,704
Compensation charges associated with acquisition-related contingent consideration obligations	422	—	—	422
Acquisition-related costs	—	—	321	321
Fair value adjustments to acquisition-related contingent consideration	1,200	—	100	1,300
Costs associated with potential business dispositions	2,960	—	—	2,960

Non-GAAP adjusted operating income (loss)	$123,455	$987	$(14,962)	$109,480

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	20.5%	4.4%		17.5%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first quarter of 2014 due to business combination accounting rules.

Comments:

In calculating "Non-GAAP adjusted operating income (loss)" in the schedule presented above, the Company excludes from "Operating income (loss)" (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from "Operating income (loss)" allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust "Operating income (loss)" for the costs associated with litigation, including payments made or received through settlements. It should be noted that "Non-GAAP adjusted operating income (loss)" is not a standard financial measurement under accounting principles generally accepted in the United States of America ("GAAP") and should not be considered as an alternative to "Operating income (loss)" as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, "Non-GAAP adjusted operating income (loss)" presented in this schedule may not be comparable to similar measures used by other companies. Reference should also be made to the Company's financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Net revenue	$608,153	$625,239
Adjustment related to acquired software license contracts	247	419

Non-GAAP adjusted net revenue	$608,400	$625,658

Cost of net revenue	$316,168	$314,881
Less adjustments:
Amortization of acquisition-related intangible assets	(14,196)	(15,876)
Restructuring charges	(1,502)	(833)
Costs associated with potential business dispositions	(391)	—
Stock-based compensation expense	(253)	(287)

Non-GAAP adjusted cost of net revenue	$299,826	$297,885

Non-GAAP adjusted gross profit	$308,574	$327,773

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Research and development	$28,016	$38,699
Less adjustments:
Amortization of acquisition-related intangible assets	(861)	(1,165)
Restructuring charges	(493)	—
Stock-based compensation expense	(324)	(1,191)

Non-GAAP adjusted research and development	$26,338	$36,343

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Selling, general and administrative	$201,770	$236,663
Less adjustments:
Amortization of acquisition-related intangible assets	(35,636)	(41,919)
Restructuring charges	(2,275)	(3,565)
Stock-based compensation expense	(4,572)	(4,226)
Compensation charges associated with acquisition-related contingent consideration obligations	(606)	(422)
Acquisition-related costs	(51)	(321)
Fair value adjustments to acquisition-related contingent consideration	11,777	(1,300)
Costs associated with potential business dispositions	(3,340)	(2,960)

Non-GAAP adjusted selling, general and administrative	$167,067	$181,950

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Impairment and (gain) loss on dispositions, net	$34,792	$—
Impairment and (gain) loss on dispositions, net	(34,792)	—

Non-GAAP adjusted impairment and loss on disposition, net	$—	$—

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Interest and other income (expense), net	$(47,701)	$(44,878)
Less adjustments:
Restructuring charges	7	12
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	364
Interest accretion associated with acquisition-related compensation charges	104	95

Non-GAAP adjusted interest and other income (expense), net	$(47,226)	$(44,407)

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Benefit for income taxes	$(8,786)	$(1,680)
Add: Income tax effects on Non-GAAP adjustments	28,661	26,328

Non-GAAP adjusted provision for income taxes	$19,875	$24,648

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Equity earnings of unconsolidated entities, net of tax	$3,959	$5,352
Less adjustments:
Amortization of acquisition-related intangible assets	105	148
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$4,064	$5,500

Alere Inc. and Subsidiaries

Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin

(in thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
Alere Consolidated	March 31, 2014(1)		December 31, 2014		March 31, 2015
Net revenue	$625,239		$666,857		$608,153
Adjustment related to acquired software license contracts	419		285		247

Non-GAAP adjusted net revenue	625,658		667,142		608,400

Cost of net revenue	314,881		358,593		316,168
Less adjustments:
Amortization of acquisition-related intangible assets	15,876		17,269		14,196
Costs associated with potential business dispositions	—		—		391
Stock-based compensation expense	287		317		253
Restructuring charges	833		5,053		1,502

Non-GAAP adjusted cost of net revenue	297,885		335,954		299,826

Non-GAAP adjusted gross profit/margin	$327,773	52.4%	$331,188	49.6%	$308,574	50.7%

	Three Months Ended		Three Months Ended		Three Months Ended
Professional Diagnostics Segment	March 31, 2014(2)		December 31, 2014(2)		March 31, 2015
Net product sales and services revenue	$597,725		$633,181		$581,487
Adjustment related to acquired software license contracts	419		285		247

Non-GAAP adjusted net product sales and services revenue	598,144		633,466		581,734

Cost of net revenue	293,354		334,603		295,416
Less adjustments:
Amortization of acquisition-related intangible assets	15,789		16,747		14,196
Costs associated with potential business dispositions	—		—		391
Stock-based compensation expense	287		317		253
Restructuring charges	833		5,053		1,502

Non-GAAP adjusted cost of net revenue	276,445		312,486		279,074

Non-GAAP adjusted gross profit/margin	$321,699	53.8%	$320,980	50.7%	$302,660	52.0%

Note:

(1) Restated to reflect the impact of discontinued operations

(2) Reflects the impact of a change in segment reporting